UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2025

FTAI INFRASTRUCTURE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41370	87-4407005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
(Address of principal executive offices) (Zip Code)

(212) 798-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

As previously announced on November 25, 2024, a subsidiary of Long Ridge Energy & Power LLC (“Long Ridge”), an equity method investee within the Power and Gas segment of FTAI Infrastructure Inc. (“FIP”), announced that it plans to market the refinancing of its existing loans (collectively, the “Existing Loans”) with proceeds of a new senior secured term loan (the “New Term Loan”).

Long Ridge now plans to market the refinancing of the Existing Loans with proceeds of the New Term Loan and other secured debt financing (together, the “New Secured Financing”). Long Ridge intends to use the net proceeds from the New Secured Financing to (a) refinance the outstanding approximately $599 million aggregate principal amount of Existing Loans, (b) fund the costs related to the termination of certain electricity sale derivative contracts and the entry into new electricity sale derivative contracts, and (c) fund certain reserves and transaction fees and expenses related to the incurrence of the New Secured Financing and repayment of the Existing Loans.

Long Ridge is now targeting annual revenues of approximately $223 million and Adjusted EBITDA of approximately $160 million after completing the above transactions. These targets are based on a variety of assumptions, including that Long Ridge’s power plant continues to operate at approximately 87% capacity, 325 Megawatts of electricity produced by the plant will be subject to new electricity sale derivative contracts set at current market rates and 180 Megawatts of electricity produced by the plant will be sold at an assumed average daily market price of $38 per megawatt-hour, average gas production per day of 84,000 MMBtu, an average of 14,000 MMBtu of gas per day will be sold at an assumed average daily market price of $3.15 per MMBtu, an average cost of gas production of approximately $1.15 per MMBtu, and other operating expenses of approximately $27 million per year. There can be no assurance that Long Ridge will be able to meet these targets and actual results may vary materially. Please see “Cautionary Language Regarding Forward-Looking Statements” below.

In addition, FIP is presently in discussions with LIF LR Holdings, LLC (“GCM”), an affiliate of GCM Grosvenor L.P. and 49.9% equity holder of both Long Ridge and Long Ridge West Virginia LLC (“LRWV”), to purchase all of GCM’s currently held interests in Long Ridge and LRWV for total consideration of approximately $200 million (the “Potential Transaction”). The consideration for the Potential Transaction is expected to be a form of equity-linked interests in FIP. There can be no assurances that these discussions will be successful or a transaction will ultimately be consummated.

The information in this Current Report on Form 8-K is being furnished, not filed, pursuant to this Item 7.01 of this Current Report and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of FIP’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Long Ridge is not providing forward looking guidance for U.S. GAAP reported financial measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, the fair value of Long Ridge’s derivative instruments, interest expense, general and administrative expenses and income taxes. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about FIP’s and Long Ridge’s plans, objectives, expectations and intentions; the expected financial condition, results of operations and business of Long Ridge; and the terms and conditions of the proposed New Secured Financing and the Potential Transaction. Risks and uncertainties include, among other things, risks related to the ability to complete the Potential Transaction and the New Secured Financing and related derivative transactions on the terms assumed by Long Ridge or at all; risks related to Long Ridge’s ability to realize the anticipated benefits of terminating its existing derivative contracts and entering into new derivative contracts; risks related to Long Ridge’s ability to meet its obligations under the definitive documents for the New Secured Financing, including scheduled principal and interest payments; future electricity and gas prices, exchange and interest rates; risks related to the cost of producing gas, changes in tax and other laws, regulations, rates and policies; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, FIP cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review FIP’s filings with the SEC, including, but not limited to, FIP’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 8, 2025
FTAI INFRASTRUCTURE INC.

/s/ Kenneth J. Nicholson
Kenneth J. Nicholson
Chief Executive Officer and President